Exhibit 10.10

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of August 10, 2012 (the “Effective Date”) between SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, California 94304 (“Bank”), and XACTLY CORPORATION, a Delaware corporation, and CENTIVE, INC., a Delaware corporation, each with offices located at 225 West Santa Clara Street, San Jose, California 95113 (individually and collectively, jointly and severally, “Borrower”), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of March 31, 2008, as amended by that certain First Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of January 21, 2009, that certain Second Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of March 3, 2010, that certain Third Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of June 25, 2010 and that certain Fourth Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of July 1, 2012 (as amended, the “Original Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Original Loan Agreement.

C. Bank and Borrower desire to amend and restate the Original Loan Agreement in its entirety in accordance with the terms hereof.

1	ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2	LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.1.1 Revolving Advances.

(a) Availability. Subject to the terms and conditions of this Agreement, Borrower may request that Bank make advances to Borrower (each, an “Advance”). So long as Borrower is in complete compliance with this Agreement, including without limitation, all financial covenants set forth herein, Bank shall make such Advances in an aggregate amount not exceeding the Availability Amount. Amounts borrowed under the Revolving Line may be repaid, and prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.

(b) Termination; Repayment. The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

2.1.2 Growth Capital Loan.

(a) Availability. Subject to the terms and conditions of this Agreement, Bank agrees to make advances to Borrower (each a “Growth Capital Advance” and collectively the “Growth Capital Advances”), as specified below, in an aggregate amount not to exceed the Growth Capital Loan Commitment.

(i) One Million Five Hundred Thousand Dollars ($1,500,000) of the Growth Capital Loan Commitment shall be advanced to Borrower on the Effective Date.

(ii) So long as Borrower is in complete compliance with this Agreement, including without limitation, all financial covenants set forth herein, the remaining One Million Five Hundred Thousand Dollars ($1,500,000) of the Growth Capital Loan Commitment (the “Second Tranche”) shall be available upon Bank’s receipt of Borrower’s unaudited financial results for fiscal year 2013, and shall be available for a period not exceeding thirty (30) days, and ending in any event no later than the Growth Capital Commitment Termination Date. Only one Growth Capital Advance shall be permitted under the Second Tranche. After repayment, the Growth Capital Advance under the Second Tranche may not be reborrowed.

(b) Repayment.

(i) Interest-Only Payments. For each Growth Capital Advance, Borrower shall make monthly payments of interest-only commencing on the first (1st) Business Day of the first (1st) month following the month in which the Funding Date occurs with respect to such Growth Capital Advance and continuing thereafter during the Interest-Only Period, on the first (1st) Business Day of each successive month.

(ii) Principal and Interest Payments. For each Growth Capital Advance outstanding as of the last day of the applicable Interest-Only Period, Borrower shall make thirty (30) consecutive equal monthly payments of principal, plus all accrued but unpaid interest, commencing on the first (1st) Business Day of the first (1st) month after the Interest-Only Period for such Growth Capital Advance (in each case, the “Conversion Date”), in principal amounts that would fully amortize the applicable Growth Capital Advance, as of its Conversion Date, over the applicable Repayment Period. The Final Payment and all unpaid principal and accrued and unpaid interest on each Growth Capital Advance is due and payable in full on the Growth Capital Maturity Date.

(c) Voluntary Prepayment. Borrower shall have the option to prepay all Growth Capital Advances in full, provided Borrower (i) shall provide written notice to Bank of its election to prepay the Growth Capital Advances at least three (3) Business Days prior to such prepayment and (ii) pays, on the date of such prepayment, (a) all outstanding principal and accrued but unpaid interest, plus (b) the Prepayment Fee, plus (c) the Final Payment, plus (d) all other sums, including Bank Expenses, if any, that shall have become due and payable.

(d) Mandatory Prepayment Upon an Acceleration. If the Growth Capital Advances are accelerated following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of (i) all outstanding principal and accrued but unpaid interest, plus (ii) the Final Payment, (iii) all other sums, including Bank Expenses, if any, that shall have become due and payable. In addition to the foregoing, Bank reserves the right to charge the Prepayment Fee in connection with a prepayment under this clause (d) if Bank reasonably believes that Borrower has willfully caused an Event of Default for the purpose of avoiding payment of the Prepayment Fee.

2.2 Overadvances. If the outstanding principal amount of any Advances exceeds the lesser of either (x) the Revolving Line or (y) the CMRR multiplied by the applicable Advance Rate (such excess amount being an “Overadvance”), Borrower shall promptly upon notice by Bank to Borrower of such Overadvance, and in any event within two (2) Business Days, pay to Bank in cash such Overadvance. Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.3 Payment of Interest on the Credit Extensions.

(a) Interest Rate

(i) Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the greater of two and one-quarter percentage points (2.25%) above the Prime Rate or five and one-half percent (5.50%), which interest shall be payable monthly in accordance with Section 2.3(f) below.

(ii) Growth Capital Advances. Subject to Section 2.3(b), the principal amount outstanding for each Growth Capital Advance shall accrue interest at a floating per annum rate equal to one and three-quarters percentage points (1.75%) above the Prime Rate, which interest shall be payable monthly.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points (5.00%) above the rate that is otherwise applicable thereto (the “Default Rate”) unless Bank otherwise elects from time to time in its sole discretion to impose a smaller increase. Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

(c) Adjustment to Interest Rate. Changes to the interest rate of any Credit Extension based on changes to the Prime Rate shall be effective on the effective date of any change to the Prime Rate and to the extent of any such change.

(d) Computation; 360-Day Year. In computing interest, the date of the making of any Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

(e) Debit of Accounts. Bank may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank hereunder when due. Bank shall promptly notify Borrower of such debits. These debits shall not constitute a set-off.

(f) Interest Payment Date. Unless otherwise provided, interest is payable monthly on the last calendar day of each month.

(g) Payment; Interest Computation. Interest is payable monthly on the last calendar day of each month. In computing interest on the Obligations, all Payments received after 12:00 p.m. Pacific time on any day shall be deemed received on the next Business Day. Bank shall not, however, be required to credit Borrower’s account for the amount of any item of payment which is unsatisfactory to Bank in its good faith business judgment, and Bank may charge Borrower’s Designated Deposit Account for the amount of any item of payment which is returned to Bank unpaid.

2.4 Fees. Borrower shall pay to Bank:

(a) Commitment Fee. A fully earned, non refundable commitment fee of Twenty-Five Thousand Dollars ($25,000) on the Effective Date; and an additional fully earned, non refundable renewal fee of Twenty-Five Thousand Dollars ($25,000) on the first anniversary of the Effective Date;

(b) Early Termination Fee. Subject to the terms of Section 12.1, a termination fee;

(c) Final Payment. The Final Payment, when due hereunder;

(d) Prepayment Fee. The Prepayment Fee, when due hereunder; and

(e) Bank Expenses. All Bank Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.

2.5 Payments; Application of Payments.

(a) All payments (including prepayments) to be made by Borrower under any Loan Document shall be made in immediately available funds in U.S. Dollars, without setoff or counterclaim, before 12:00 p.m. Pacific time on the date when due. Payments of principal and/or interest received after 12:00 p.m. Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.

(b) Bank shall apply the whole or any part of collected funds against the Revolving Line or credit such collected funds to a depository account of Borrower with Bank (or an account maintained by an Affiliate of Bank), as specified by Borrower; provided that upon the occurrence and during the continuance of an Event of Default, Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

2.6 Lockbox; Account Collection Services.

(a) Borrower shall direct each Account Debtor (and each depository institution where proceeds of Accounts are on deposit) to remit payments with respect to the Accounts to a lockbox account established with Bank or to wire transfer payments to a cash collateral account that Bank controls (collectively, the “Lockbox”). It will be considered an immediate Event of Default if the Lockbox is not established and operational on the Effective Date and at all times thereafter.

(b) Provided no Event of Default exists or an event that with notice or lapse of time will be an Event of Default, within one (1) Business Day of receipt of any proceeds of the Accounts by Bank (whether received by Bank in the Lockbox, directly from Borrower, or otherwise), Bank will turn over to Borrower such proceeds other than (i) Collections applied by Bank pursuant to Section 2.5 of this Agreement, and (ii) such proceeds which shall be used by Bank to repay any other amounts then due and payable to Bank, such as accrued interest, the Facility Fee, and Bank Expenses.

(c) This Section 2.6 does not impose any affirmative duty on Bank to perform any act other than as specifically set forth herein. All Accounts and the proceeds thereof are Collateral, and if an Event of Default has occurred and is continuing, Bank may, without notice, apply the proceeds of such Accounts to the Obligations.

3	CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Credit Extension. Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed original signatures to the Loan Documents;

(b) an original duly executed Warrant in the form mutually agreed to by Bank and Borrower, granting Bank the right to purchase Preferred Stock of Borrower equal (i) to two and one-half of one percent (2.5%) multiplied by the aggregate amount of the Growth Capital Advances, divided by (ii) the applicable Warrant Price (as defined in the Warrant, and as elected by Bank pursuant to the terms of the Warrant); and

(c) duly executed original signatures to the Control Agreement;

(d) Borrower’s Operating Documents and a good standing certificate of Borrower certified by the Secretary of State of the State(s) of Delaware and California, as of a date no earlier than thirty (30) days prior to the Effective Date;

(e) duly executed original signatures to the Secretary’s Certificate with completed Borrowing Resolutions for Borrower;

(f) certified copies, dated as of a recent date, of financing statement searches, as Bank shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(g) the Perfection Certificate of Borrower, together with the duly executed original signature thereto;

(h) a copy of its Investors’ Rights Agreement and any amendments thereto;

(i) evidence satisfactory to Bank that the insurance policies required by Section 6.7 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses and cancellation notice to Bank (or endorsements reflecting the same) in favor of Bank; and

(j) payment of the fees and Bank Expenses then due as specified in Section 2.4 hereof.

3.2 Conditions Precedent to all Credit Extensions. Bank’s obligation to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a) except as otherwise provided in Section 3.4, timely receipt of an executed Transaction Report;

(b) the representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the Transaction Report and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Default or Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(c) in Bank’s sole discretion, there has not been any material impairment in the general affairs, management, results of operation, financial condition or the prospect of repayment of the Obligations, or any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank.

3.3 Covenant to Deliver. Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a

Credit Extension made prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in Bank’s sole discretion.

3.4 Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain a Credit Extension, Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific time on the Funding Date of the Credit Extension. Together with any such electronic or facsimile notification, Borrower shall deliver to Bank by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Bank shall credit Credit Extensions to the Designated Deposit Account. Bank may make Credit Extensions under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Credit Extensions are necessary to meet Obligations which have become due.

4	CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that are permitted to have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time, Bank shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower. Notwithstanding the foregoing, in the event (a) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (b) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to 105% (110% for Letters of Credit denominated in a Foreign Currency) of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.

4.2 Priority of Security Interest. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

4.3 Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral in violation of this Agreement, by either Borrower or any other Person, may be deemed to violate the rights of Bank under the Code. Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion.

5	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1 Due Organization; Authorization; Power and Authority. Borrower and each of its Subsidiaries are duly existing and in good standing as a Registered Organization in its jurisdiction of formation and each is qualified and licensed to do business and each is in good standing in any jurisdiction in which the conduct of each of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this

Agreement, Borrower has delivered to Bank a completed certificate signed by Borrower, entitled “Perfection Certificate”. Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) except as set forth on this Perfection Certificate, Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2 Collateral. Borrower has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no deposit accounts other than the deposit accounts with Bank, the deposit accounts, if any described in the Perfection Certificate delivered to Bank in connection herewith, or of which Borrower has given Bank notice and taken such actions as are necessary to give Bank a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate or as permitted pursuant to Section 7.2. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Bank and such bailee must execute and deliver a bailee agreement in form and substance satisfactory to Bank in its sole discretion.

All Inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public and other immaterial Intellectual Property licensed to Borrower, and (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate. Each Patent which it owns or purports to own and which is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made in writing that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not have a material adverse effect on Borrower’s business.

Except as noted on the Perfection Certificate, Borrower is not a party to, nor is it bound by, any Restricted License.

5.3 Eligible Customer Accounts. For any Eligible Customer Account in any CMRR calculation, all statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing such Eligible Customer Accounts are and shall be true and correct in all material respects and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all material respects what they purport to be. All sales and other transactions underlying or giving rise to each Eligible Customer Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible

Customer Accounts in any CMRR calculation. To Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Customer Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms. Borrower is the owner of and has the legal right to sell, transfer, assign and encumber each Eligible Customer Account, and there are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount.

5.4 Litigation. There are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than, individually or in the aggregate, Five Hundred Thousand Dollars ($500,000).

5.5 Financial Condition. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations, except that unaudited financial statements may be subject to normal adjustments and need not contain footnotes. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6 Solvency. The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a material adverse effect on its business, including, without limitation, laws, ordinances or rules promulgated by the Federal Communications Commission. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8 Subsidiaries; Investments. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.9 Tax Returns and Payments; Pension Contributions. Except as set forth on the Perfection Certificate (as delivered to Bank on the Effective Date), Borrower has timely filed all required federal state, material foreign and material local tax returns and reports, and Borrower has timely paid all federal, state, material foreign and material local taxes, assessments, deposits and contributions owed by Borrower. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) with respect to amounts in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate, notifies Bank in writing of the commencement of, and any material development in, the proceedings, and (c) posts bonds or takes any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital, to finance cost associated with its Borrower’s Express program and to fund its general business requirements and not for personal, family, household or agricultural purposes.

5.11 Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12 Definition of “Knowledge.” For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

6	AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance. (a) Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, the noncompliance with which could have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Bank in all of its property. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Bank.

6.2 Financial Statements, Reports, Certificates. Deliver to Bank:

(i) (A) within thirty (30) days after the end of each month, and (B) upon each request for an Advance, a Transaction Report (including without limitation, Eligible Customer Accounts and ARPU);

(ii) within thirty (30) days after the end of each month, (A) monthly accounts receivable agings, aged by invoice date, (B) monthly accounts payable agings, aged by invoice date, and (C) Deferred Revenue report;

(iii) as soon as available, and in any event within thirty (30) days after the end of each month, monthly unaudited financial statements;

(iv) within thirty (30) days after the end of each month a monthly Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks;

(v) within sixty (60) days after the end of each fiscal year of Borrower, annual operating budgets (including income statements, balance sheets and cash flow statements, by quarter) for the upcoming fiscal year of Borrower, as approved by Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual operating budgets;

(vii) as soon as available, and in any event within two hundred seventy (270) days following the end of Borrower’s fiscal year, annual audited financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank;

(viii) within five (5) days of delivery, copies of all statements, reports and notices made available to any holders of Subordinated Debt;

(ix) a prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, Two Hundred Fifty Thousand Dollars ($250,000) or more;

(x) in the event that Borrower is or becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days after filing, all reports on Form 10-K, 10-Q and 8-K filed with the SEC or a link thereto on Borrower’s or another website on the Internet; and

(xi) prompt written notice of (i) any material change in the composition of the Intellectual Property in accordance with Section 6.10(b), (ii) the registration of any Copyright (including any subsequent ownership right of Borrower in or to any Copyright), Patent or Trademark not previously disclosed to Bank in accordance with Section 6.10(b), or (iii) Borrower’s knowledge of an event that materially adversely affects the value of the Intellectual Property.

6.3 Accounts Receivable.

(a) Schedules and Documents Relating to Accounts. Borrower shall deliver to Bank transaction reports and schedules of collections, as provided in Section 6.2, on Bank’s standard forms; provided, however, that Borrower’s failure to execute and deliver the same shall not affect or limit Bank’s Lien and other rights in all of Borrower’s Accounts, nor shall Bank’s failure to advance or lend against a specific Account affect or limit Bank’s Lien and other rights therein. If requested by Bank, Borrower shall furnish Bank with copies (or, at Bank’s request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts. In addition, Borrower shall deliver to Bank, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary endorsements, and copies of all credit memos.

(b) Disputes. Borrower shall promptly notify Bank of all disputes or claims in excess of One Hundred Thousand Dollars ($100,000) relating to Accounts.

(c) Collection of Accounts. Borrower shall have the right to collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing. All payments on, and proceeds of, Accounts shall be deposited directly by the applicable Account Debtor into a lockbox account, or such other “blocked account” as Bank may specify, pursuant to a blocked account agreement in form and substance satisfactory to Bank in its reasonable discretion. Whether or not an Event of Default has occurred and is continuing, Borrower shall immediately deliver all payments on and proceeds of Accounts to an account maintained with Bank to be applied (i) prior to an Event of Default, to the Revolving Line pursuant to the terms of Section 2.5(b) hereof, and (ii) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof.

(d) No Liability. Bank shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Bank be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Bank from liability for its own gross negligence or willful misconduct.

6.4 Remittance of Proceeds. Except as otherwise provided in Section 6.3(c), deliver, in kind, all proceeds arising from the disposition of any Collateral to Bank in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations (1) prior to an Event of Default, pursuant to the terms of Section 2.5(b) hereof, and (2) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof. Borrower agrees that it will maintain all proceeds of Collateral in an account maintained with Bank. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

6.5 Taxes; Pensions; Withholding. Timely file, and require each of its Subsidiaries to timely file, all required federal, state, material foreign and material local tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all federal, state, material foreign and material local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Bank, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.6 Access to Collateral; Books and Records. At reasonable times, on ten (10) days’ notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books. Such inspections shall occur no more frequently than once per calendar year unless an Event of Default shall have occurred and be continuing. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be $850 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same) not to exceed Five Thousand Dollars ($5,000) per audit or inspection, plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedule the audit with less than ten (10) days written notice to Bank (unless such audit is re-scheduled to occur within a reasonable timeframe), then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

6.7 Insurance. Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as a lender loss payee and waive subrogation against Bank. All liability policies shall include Bank as an additional insured. All policies (or their respective endorsements) shall provide that the insurer shall give Bank at least twenty (20) days notice before canceling, materially amending, or declining to renew its policy. At Bank’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank’s option, be payable to Bank on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Two Hundred Fifty Thousand Dollars ($250,000), in the aggregate per fiscal year (or such higher amount as Bank may consent to in writing), toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Bank has been granted a first priority security interest and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Bank, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under this Section 6.7 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.7, and take any action under the policies Bank deems prudent.

6.8 Operating Accounts.

(a) Maintain its and its Subsidiaries’ depository accounts, operating accounts and securities accounts with Bank and Bank’s affiliates with all excess funds maintained at or invested through Bank or an affiliate of Bank; provided that the foregoing requirement shall not apply to Borrower’s Subsidiaries located in the United Kingdom and India.

(b) Provide Bank five (5) days prior-written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.

6.9 Financial Covenants.

Maintain each of the following, measured as of the last day of each fiscal quarter, on a consolidated basis with respect to Borrower:

(a) Minimum Monthly Recurring Revenue. Borrower’s Recurring Revenue shall not decline for any two consecutive months. In addition, measured at the last month of each fiscal quarter, Borrower’s Recurring Revenue shall not be less than the amounts shown below for the applicable periods shown below:

Fiscal Quarter	Minimum Monthly Recurring Revenue

First Quarter 2013	$2,050,000

Second Quarter 2013	$2,100,000

Third Quarter 2013	$2,250,000

Fourth Quarter 2013	$2,500,000

First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

(b) Minimum Cash Flow from Operations. Borrower’s cash flow from operations, calculated in accordance with GAAP, measured on a cumulative quarterly basis for each year, shall not be less than the amounts shown below for the applicable period shown below:

Fiscal Quarter	Minimum Cash Flow from Operations

First and Second Quarter 2013	($3,816,000)

First, Second and Third Quarter 2013	($4,750,000)

Fiscal Year 2013	($4,250,000)

First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

(c) Maximum Capital Expenditures. Borrower shall not have Capital Expenditures in excess of One Million Dollars ($1,000,000) in aggregate during fiscal year 2013. Bank shall determine the maximum annual Capital Expenditures for fiscal year 2014 and thereafter based on receipt of Borrower’s projections in accordance with Section 6.2.

6.10 Protection and Registration of Intellectual Property Rights.

(a) (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property; (ii) promptly advise Bank in writing of material infringements of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.

(b) If Borrower (i) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, or (ii) applies for any Patent or the registration of any Trademark, then Borrower shall immediately provide written notice thereof to Bank in the next Compliance Certificate required to be delivered by Borrower to Bank and shall execute such intellectual property security agreements and other documents and take such other actions as Bank shall request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Bank in such property. If Borrower decides to register any Copyrights or mask works in the United States Copyright Office, Borrower shall: (x) provide Bank with at least fifteen (15) days prior written notice of Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Bank may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Bank in the Copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank copies of all applications that it files for Patents or for the registration of Trademarks, Copyrights or mask works, together with evidence of the recording of the intellectual property security agreement necessary for Bank to perfect and maintain a first priority security interest in such property.

(c) Provide written notice to Bank within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public). Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents.

6.11 Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s Books, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

6.12 Further Assurances. Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement. Borrower shall deliver to Bank, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

7	NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent:

7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; (c) in connection with Permitted Liens and Permitted Investments; and (d) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside the United States; (e) permitted under Section 7.3 and 7.7; and (f) of other property having an aggregate value not to exceed Two Hundred Fifty Thousand Dollars ($250,000).

7.2 Changes in Business, Management, Ownership Control, or Business Locations. (a) Engage in or permit any of its Subsidiaries, if any, to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) (i) have a change in senior management such that any Key Person shall cease to hold such office, unless a replacement for such Key Person acceptable to the Borrower’s board of directors is appointed within ninety (90) days following such Key Person’s departure from such office; or (ii) enter into any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than 45% of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the transaction and provides to Bank a description of the material terms of the transaction).

Borrower shall not, without at least thirty (30) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than One Hundred Thousand Dollars ($100,000) in Borrower’s assets or property) or deliver any portion of the Collateral valued, individually or in the aggregate, in excess of One Hundred Thousand Dollars ($100,000) to a bailee at a location other than already disclosed in the Perfection Certificate, (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization. If Borrower intends to deliver any portion of the Collateral valued, individually or in the aggregate, in excess of One Hundred Thousand Dollars ($100,000) to a bailee, and Bank and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will first receive the written consent of Bank, and such bailee shall execute and deliver a bailee agreement in form and substance satisfactory to Bank in its sole discretion.

Notwithstanding anything to the contrary contained herein, Borrower shall not, without Bank’s prior written consent, permit Collateral having an aggregate value in excess of Two Hundred Fifty Thousand Dollars ($250,000) to be located at offices and business locations (whether new or existing) not subject to landlord agreements or bailee agreements (as applicable) in favor of Bank and satisfactory to Bank in its sole discretion.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except a Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. (a) Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, (b) permit any Collateral not to be subject to the first priority security interest granted herein, except for Permitted Liens, or (c) enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except (i) in connection with transactions which are permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein, (ii) pursuant to a merger agreement where all Obligations will be repaid in full upon the closing of such merger agreement, and (iii) in connection with in-licensed Intellectual Property with respect to such Intellectual Property.

7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.8(b) hereof.

7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock; (iii) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchase does not exceed in the aggregate of Two Hundred Fifty Thousand Dollars ($250,000) per fiscal year; (iv) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements by cancellation of Indebtedness; and (v) Borrower may make payments in lieu of the issuance of fractional shares; or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for (i) transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person; (ii) transactions between or among Borrower and its Subsidiaries in the ordinary course of business which are otherwise permitted by this Agreement; (iii) compensation arrangements approved by Borrower’s board of directors; and (iv) equity and bridge financings with Borrower’s investors, so long as any such bridge financing constitutes Subordinated Debt.

7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or non-exempt Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

8	EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Line Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (a) or (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 2.2, 2.6, 6.2, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10(b) or 6.10(c), or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Cure periods provided under this section shall not apply to financial covenants or any other covenants set forth in clause (a) above;

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary) on deposit or otherwise maintained with Bank or any Bank Affiliate, or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any material part of its business;

8.5 Insolvency. (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within thirty (30) days (but no Credit Extensions shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6 Other Agreements. There is, under any agreement to which Borrower is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Five Hundred Thousand Dollars ($500,000); or (b) any default by Borrower, the result of which could have a material adverse effect on Borrower’s business;

8.7 Judgments. One or more final judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and the same are not, within ten (10) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the discharge, stay, or bonding of such judgment, order, or decree);

8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made; or

8.9 Subordinated Debt. Any subordination or intercreditor agreement related to Subordinated Debt (or similar provision contained in any document, instrument, or agreement evidencing any Subordinated Debt) shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement, except in each case, as may be permitted pursuant to the terms of such subordination or intercreditor agreement or provision (as applicable).

9	BANK’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. While an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

(b) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c) demand that Borrower (i) deposit cash with Bank in an amount equal to 105% (110% for letters of credit denominated in a currency other than U.S. Dollars) of the Dollar Equivalent of the aggregate face amount of all letters of credit remaining undrawn plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such letters of credit, as collateral security for the repayment of any future drawings under such letters of credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any letters of credit; provided, however, if an Event of Default described in Section 8.5 occurs, the obligation of Borrower to cash collateralize all letters of credit remaining undrawn shall automatically become effective without any action by Bank;

(d) terminate any FX Contracts;

(e) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Bank considers advisable, notify any Person owing Borrower money of Bank’s security interest in such funds, and verify the amount of such account;

(f) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

(g) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(h) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i) place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j) demand and receive possession of Borrower’s Books; and

(k) exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2 Power of Attorney. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Bank determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Bank’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations and Bank Services which have been cash collateralized pursuant to Section 4.1) have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank’s foregoing appointment as Borrower’s attorney in fact, and all of Bank’s rights and powers, being coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations and Bank Services which have been cash collateralized pursuant to Section 4.1) have been fully repaid and performed and Bank’s obligation to provide Credit Extensions terminates.

9.3 Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.7 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.4 Application of Payments and Proceeds. If an Event of Default has occurred and is continuing, Bank may apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower or to other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

9.5 Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6 No Waiver; Remedies Cumulative. Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election and shall not preclude Bank from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10	NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”), other than Advance requests made pursuant to Section 3.4, by any party to this Agreement or any other Loan Document must be in writing and be delivered or sent by facsimile at the addresses or facsimile numbers listed below. Bank or Borrower may change its notice address by giving the other party written notice thereof. Each such Communication shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below. Advance requests made pursuant to Section 3.4 must be in writing and may be in the form of electronic mail, delivered to Bank by Borrower at the e-mail address of Bank provided below and shall be deemed to have been validly served, given, or delivered when sent. Bank or Borrower may change its address, facsimile number, or electronic mail address by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	Xactly Corporation
225 West Santa Clara Street
San Jose, CA 95113
Attn: Joe Consul
Fax: (408) 654-5517
Email: jconsul@xactlycorp.com

If to Bank:	Silicon Valley Bank
2400 Hanover Street
Palo Alto, CA 94304
Attn: Reisa Babic
Fax: (650) 856-7879
Email: rbabic@svb.com

11	CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREINABOVE, BANK SHALL SPECIFICALLY HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

12	GENERAL PROVISIONS

12.1 Termination Prior to Maturity Date. The Revolving Line may be terminated prior to the Revolving Line Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank’s obligation to fund Advances terminates pursuant to the terms of Section 2.1.1(b). Notwithstanding any such termination, Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. If such termination is at Borrower’s election, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to the Early Termination Fee Amount (the “Early Termination Fee”); provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank. Bank reserves the right to charge the Early Termination Fee in connection with an early termination by Bank upon the occurrence and during the continuance of an Event of Default if Bank reasonably believes that Borrower has willfully caused an Event of Default for the purpose of avoiding payment of the Early Termination Fee. Upon payment in full of the Obligations and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall release its liens and security interests in the Collateral and all rights therein shall revert to Borrower.

12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents (other than the Warrant, as to which assignment, transfer and other such actions are governed by the terms thereof).

12.3 Indemnification. Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or expenses (including Bank Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Bank and Borrower contemplated by the Loan Documents (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as Bank provides written notice of such correction and allows Borrower at least ten (10) days to object to such correction, in which case such correction shall be made in accordance with Section 12.7 below.

12.6 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.7 Amendments in Writing; Waiver; Integration. No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.

12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9 Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied. Without limiting the foregoing, except as otherwise provided in Section 4.1, the grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements. The obligation of Borrower in Section 12.3 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.10 Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Bank, collectively, “Bank Entities”); (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (ii) disclosed to Bank by a third party if Bank does not know that the third party is prohibited from disclosing the information.

Bank Entities may use the confidential information for reporting purposes and the development and distribution of databases and market analyses so long as such confidential information is aggregated and anonymized prior to distribution, unless otherwise expressly prohibited by Borrower. The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.11 Borrower Liability. Either Borrower may, acting singly, request Credit Extensions hereunder. Each Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Credit Extensions hereunder. Each Borrower hereunder shall be jointly and severally obligated to repay all Credit Extensions made hereunder, regardless of which Borrower actually receives said Credit Extensions, as if each Borrower hereunder directly received all Credit Extensions. Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law (other than the defense of payment in full of the Obligations), including, without limitation, the benefit of California Civil Code Section 2815 permitting revocation as to future transactions and the benefit of California Civil Code Sections 1432, 2809, 2810, 2819, 2839, 2845, 2847, 2848, 2849, 2850, and 2899 and 3433, and (b) any right to require Bank to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Bank may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Bank under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

12.12 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Bank arising out of or relating to the Loan Documents, Bank shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.13 Right of Set Off. Borrower hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.14 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.15 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.16 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.17 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any Persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any Person not an express party to this Agreement; or (c) give any Person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

12.18 No Novation. Nothing contained herein shall in any way impair the Original Loan Agreement and other Loan Documents now held for the Obligations, nor affect or impair any rights, powers, or remedies under the Original Loan Agreement or any Loan Document, it being the intent of the parties hereto that this Agreement shall not constitute a novation of the Original Loan Agreement or an accord and satisfaction of the Obligations. Borrower hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to the Loan Documents, as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remains Collateral for the Obligations from and after the date hereof.

13	DEFINITIONS

13.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting and the singular includes the plural. As used in this Agreement, the following capitalized terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all subscription Accounts, all Accounts containing Recurring Revenue and all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made, including, without limitation, subscription Account Debtors of the Borrower.

“Advance” or “Advances” means an advance (or advances) under the Revolving Line.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the CMRR multiplied by the Advance Rate, minus (b) the outstanding principal balance of any Advances.

The following definitions are utilized in calculating and determining the Availability Amount:

“Advance Rate” is the product of three (3) multiplied by the Customer Retention Percentage. The Advance Rate shall be calculated by Bank based on information provided by Borrower and acceptable to Bank, in its reasonable discretion, monthly, on the last day of each month, or such earlier time as Bank may determine necessary, in its sole discretion in the event that Borrower is not in complete compliance with this Agreement and/or is in violation of any financial covenant contained herein.

“ARPU” is, as of any date of determination, Recurring Revenue of Borrower from Existing Customer Accounts, measured on a trailing three (3) month basis ending as of the date of determination divided by the total number of subscription Accounts of Borrower as of such date of determination.

“Churn Rate” is, as of any date of determination, the Lost Customer Account Percentage multiplied by four (4).

“CMRR” is the product of (x) Existing Customer Accounts multiplied by (y) the ARPU; provided that Bank may decrease the foregoing amounts in its sole discretion in the event that Borrower is not in complete compliance with this Agreement and/or is in violation of any financial covenant contained herein.

“Customer Retention Percentage” is, for any period of measurement as of any date of determination, one hundred percent (100%) minus the Churn Rate.

“Eligible Customer Accounts” means Accounts of Borrower generated from expected receipt of Recurring Revenue which arise in the ordinary course of Borrower’s business that (i) meet all of Borrower’s representations and warranties described in Section 5.3 and (ii) are or may be due and owing from Account Debtors deemed acceptable to Bank in its reasonable discretion; provided that Bank reserves the right at any time and from time to time to exclude and/or remove any Account from the definition of Eligible Customer Accounts in its sole discretion in the event that Borrower is not in complete compliance with this Agreement and/or is in violation of any financial covenant contained herein.

“Existing Customer Accounts” are, on any date of determination, all Eligible Customer Accounts consisting of customers who have executed a subscription commitment with Borrower that are not New Customer Accounts or Lost Customer Accounts.

“Lost Customer Account Percentage” as used in the definition of Churn Rate, is, measured on a trailing three (3) month basis ending as of any date of determination, (i) the Lost Customer Accounts on such date of determination divided by (ii) the total number of subscription Accounts of Borrower as of the first day of such measurement period.

“Lost Customer Accounts” is, as of any date of determination, the total number of subscription Accounts of Borrower that were lost in the trailing three (3) month period ended as of such date of determination.

“New Customer Accounts” are, on any date of determination, all Eligible Customer Accounts consisting of customers who will execute a subscription commitment with Borrower that will be activated and billed within the succeeding thirty (30) day period after such date of determination that are not Existing Customer Accounts or Lost Customer Accounts.

“Recurring Revenue” is subscription revenue of Borrower received or anticipated from the execution or the anticipated execution of monthly, quarterly and annual customer contracts in the ordinary course of Borrower’s business, in each case determined in accordance with GAAP and specifically excluding revenue or accounts receivable based on (i) sales of inventory, goods, or equipment, (ii) transaction revenue not received in the ordinary course of business, (iii) sales of services not in the ordinary course of business, (iv) revenue received due to one-time, non-recurring transactions, installation and/or set-up fees, (v) add-on purchases by Borrower’s existing clients not resulting in a continuing stream of revenue and (vi) such other exclusions as Bank shall determine, in its sole discretion in the event that Borrower is not in complete compliance with this Agreement and/or is in violation of any financial covenant contained herein.

For example, if Borrower’s Lost Customer Account Percentage (on a trailing three-month basis) is 3.5%, the Churn Rate would be .14 (i.e. 4 x .035). The Customer Retention Percentage would be 86% (i.e. 1 - .14) and the Advance Rate would be 2.58 (i.e. 3 x .86). Using this formula, if Borrower had CMRR of $2,268,000, Borrower would have borrowing capacity, subject to the other terms and conditions in this Agreement, of $5,851,440 (i.e. $2,268,000 x 2.58).

“Bank” is defined in the preamble hereof.

“Bank Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s Board of Directors or other appropriate body and delivered by such Person to Bank approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Bank may conclusively rely on such certificate unless and until such Person shall have delivered to Bank a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Capital Expenditures” means, with respect to any Person for any period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, plus (b) to the extent not covered by clause (a), the aggregate of all cash expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or capitalized assets or the capital stock of any other Person.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Collections” are all funds received by Bank from or on behalf of an Account Debtor for Accounts.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Communication” is defined in Section 10.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit B.

“Conversion Date” is defined in Section 2.1.2(b).

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case directly or indirectly guaranteed, endorsed, co made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Advance, Growth Capital Advance, or any other extension of credit by Bank for Borrower’s benefit under this Agreement.

“Default” means any event which with notice or passage of time or both, would constitute an Event of Default.

“Default Rate” is defined in Section 2.3(b).

“Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account, account number             , maintained with Bank.

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Early Termination Fee” is defined in Section 12.1.

“Early Termination Fee Amount” shall be an amount equal to (i) one percent (1%) of the Revolving Line if the Revolving Line is terminated within one (1) year of the Effective Date, (ii) one-half of one percent (0.5%) of the Revolving Line if the Revolving Line is terminated more than one (1) year from the Effective Date and within two (2) years from the Effective Date, or (iii) solely if the Revolving Line Maturity Date shall have been extended (in Bank’s sole discretion upon the request of Borrower), one-quarter of one percent (0.25%) of the Revolving Line if the Revolving Line is terminated more than two (2) years after the Effective Date but still prior to the Revolving Line Maturity Date. For purposes of clarification, if the Revolving Line Maturity Date has not been extended, no Early Termination Fee Amount shall apply to termination of the Revolving Line on the Revolving Line Maturity Date.

“Effective Date” is defined in the preamble.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due in accordance with Section 2.1.1 above, equal to the original principal amount of the applicable Growth Capital Advance multiplied by the Final Payment Percentage.

“Final Payment Percentage” is three and one-half of one percent (3.5%).

“Foreign Currency” means lawful money of a country other than the United States.

“Foreign Subsidiary” means a Subsidiary that is not organized under the laws of the United States or any state or territory thereof or the District of Columbia.

“Funding Date” is any date on which a Credit Extension is made to or for the account of Borrower which shall be a Business Day.

“FX Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Growth Capital Advance” is defined in Section 2.1.2(a).

“Growth Capital Commitment Termination Date” is March 15, 2013.

“Growth Capital Loan Commitment” is Three Million Dollars ($3,000,000).

“Growth Capital Maturity Date is, with respect to each Growth Capital Advance, the last day of the Repayment Period for such Growth Capital Advance.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.3.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all of Borrower’s right, title, and interest in and to the following:

(a)	its Copyrights, Trademarks and Patents;

(b)	any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c)	any and all source code;

(d)	any and all design rights which may be available to a Borrower;

(e)

any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f)	all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Interest-Only Period” means, with respect to each Growth Capital Advance, the period commencing on the first (1st) Business Day following the Funding Date for such Growth Capital Advance and continuing through that date which is six (6) months after such Funding Date.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“IP Agreement” is that certain Intellectual Property Security Agreement executed and delivered by Borrower to Bank dated on March 31, 2008, as amended from time to time.

“Key Person” is any of Borrower’s Chief Executive Officer or Chief Financial Officer who are, as of the Effective Date, Christopher Cabrera and Joe Consul, respectively.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity or similar agreement.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement, the Warrant, the Perfection Certificate, the IP Agreement, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank, all as amended, restated, or otherwise modified.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; (c) a material impairment of the prospect of repayment of any portion of the Obligations; or (d) Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower shall fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents. Notwithstanding the foregoing, in no event shall any of Borrower’s obligations under any warrants issued to Bank by Borrower or any other equity related agreements be deemed to be “Obligations” under this Agreement.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than 30 days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Payment” means all checks, wire transfers and other items of payment received by Bank (including proceeds of Accounts and payment of all the Obligations in full) for credit to Borrower’s outstanding Credit Extensions or, if the balance of the Credit Extensions has been reduced to zero, for credit to its Deposit Accounts.

“Payment/Advance Form” is that certain form attached hereto as Exhibit C.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a) Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b) Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

(c) Subordinated Debt, if any;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business; and

(e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f) Indebtedness secured by Permitted Liens;

(g) Inter-company Indebtedness that otherwise constitutes an Investment allowed under clauses (a) and (e) of the definition of “Permitted Investments”;

(h) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (g) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be;

(i) reimbursement obligations in connection with standby letters of credit issued by Bank;

(j) Indebtedness incurred in connection with corporate credit cards issued by Bank; and

(k) other unsecured Indebtedness to persons who are not Affiliates of Borrower in an aggregate principal amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000).

“Permitted Investments” are:

(a) Investments shown on the Perfection Certificate and existing on the Effective Date;

(b) cash and Cash Equivalents held in deposit and investment accounts which are otherwise permitted hereunder;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower’s business;

(d) Investments accepted in connection with Transfers permitted by Section 7.1;

(e) Investments (i) of a Borrower in or to another Borrower in any amount, (ii) of a Subsidiary in or to a Borrower in any amount, or (iii) of a Subsidiary which is not a Borrower in or to another Subsidiary which is not a Borrower, or (iv) by a Borrower in or to a Subsidiary which is not a Borrower which does not exceed the aggregate amount of Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year;

(f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors;

(g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; and

(h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (h) shall not apply to Investments of Borrower in any Subsidiary;

(i) joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash investments by Borrower do not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year; and

(j) other Investments not otherwise permitted by Section 7.7 not exceeding Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate outstanding at any time.

“Permitted Liens” are:

(a) Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Three Million Dollars ($3,000,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with importation of goods;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g) leases or subleases of real property granted in the ordinary course of business, and leases, subleases, non-exclusive licenses or sublicenses of property (other than real property or Intellectual Property) granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest;

(h) licenses of Intellectual Property granted to third parties permitted under clause (d) of Section 7.1;

(i) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7; and

(j) Liens on cash collateral securing Indebtedness described in clauses (i) and (j) of the definition of Permitted Indebtedness.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Prepayment Fee” shall be an amount equal to (i) one percent (1%) of the aggregate original principal amount of all Growth Capital Advances if the principal balance of the Growth Capital Advances is prepaid within one (1) year of the Effective Date, (ii) one-half of one percent (0.5%) of the aggregate original principal amount of all Growth Capital Advances if the principal balance of the Growth Capital Advances is prepaid more than one (1) year from the Effective Date and within two (2) years from the Effective Date, or (iii) one-quarter of one percent (0.25%) of the aggregate original principal amount of all Growth Capital Advances if the principal balance of the Growth Capital Advances is prepaid more than two (2) years after the Effective Date.

“Prime Rate” means the rate of interest published in the “Money Rates” section of The Wall Street Journal, Eastern Edition as the “United States Prime Rate.” In the event that The Wall Street Journal, Eastern Edition is not published or such rate does not appear in The Wall Street Journal, Eastern Edition, the Prime Rate shall be determined by Bank until such time as the Prime Rate becomes available in accordance with past practices.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Repayment Period” is, with respect to each Growth Capital Advance, a period of time equal to twenty-nine (29) consecutive months commencing on the Conversion Date for such Growth Capital Advance.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Controller of Borrower.

“Restricted License” is any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts, in a manner that is enforceable under applicable law, Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral.

“Revolving Line” is an Advance or Advances in an amount not to exceed Seven Million Dollars ($7,000,000) outstanding at any time.

“Revolving Line Maturity Date” is that date which is two (2) years after the Effective Date.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Second Tranche” is defined in Section 2.1.2(a).

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transaction Report” is the Bank’s standard reporting package provided by Bank to Borrower.

“Transfer” is defined in Section 7.1.

“Warrant” means, collectively, that certain Warrant to Purchase Stock dated March 31, 2008, executed by Borrower in favor of Bank, and each Warrant to Purchase Stock hereafter executed by Borrower in favor of Bank (including without limitation, pursuant to Section 3.1).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

XACTLY CORPORATION

By	/s/ Joseph C. Consul
Name:	Joseph C. Consul
Title:	CFO

BANK:

SILICON VALLEY BANK

By	/s/ Minal Patel
Name:	Minal Patel
Title:	Relationship Manager

Effective Date:	8/10/2012

[Signature page to Loan and SecurityAgreement]

EXHIBIT A – COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral shall not include (i) the capital stock of a controlled foreign corporation (as defined in the Internal Revenue Code of 1986, as amended), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote, or (ii) property subject to a lien described in clauses (c) and (j) of the definition of Permitted Liens in which the granting of a security interest in such property is prohibited by or would constitute a default under any agreement or document governing such property (but only to the extent such prohibition is enforceable under applicable law), provided that upon the termination or lapsing of any such prohibition, such property shall automatically be part of the Collateral.

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	XACTLY CORPORATION

The undersigned authorized officer of Xactly Corporation (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending             with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required federal, state, material foreign and material local tax returns and reports, and Borrower has timely paid all federal, state, material foreign and material local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that the attached financial statements are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes and, that unaudited financial statements may be subject to normal adjustments and need not contain footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 270 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings; Deferred Revenue report	Monthly within 30 days	Yes No
Transaction Reports	Monthly within 30 days	Yes No
Annual Operating Budgets	FYE within 60 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Monthly Recurring Revenue:
Has Recurring Revenue declined for two consecutive months?	Not permitted		Yes No
Recurring Revenue at last month of fiscal quarter:	*		Yes No
Minimum Cash Flow from Operations:
Minimum cash flow from operations (cumulative per below)	**		Yes No
Maximum Capital Expenditures in FY2013	< ***		Yes No

*	Fiscal Quarter	Minimum Monthly Recurring Revenue
	First Quarter 2013	$2,050,000
	Second Quarter 2013	$2,100,000

1

	Third Quarter 2013	$2,250,000
	Fourth Quarter 2013	$2,500,000
	First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

**	Fiscal Quarter	Minimum Cash Flow from Operations
	First and Second Quarter 2013	($3,816,000)
	First, Second and Third Quarter 2013	($4,750,000)
	Fiscal Year 2013	($4,250,000)
	First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

***	Fiscal Year	Maximum Capital Expenditures
	2013	≤ $1,000,000
	2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

XACTLY CORPORATION	BANK USE ONLY

Received by:
AUTHORIZED SIGNER
By:	Date:
Name:
Title:	Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

2

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Minimum Monthly Recurring Revenue (Section 6.9(a))

Required: Borrower’s Recurring Revenue shall not decline for any two consecutive months. In addition, measured at the last month of each fiscal quarter, Borrower’s Recurring Revenue shall not be less than the amounts shown below for the applicable periods shown below:

Fiscal Quarter	Minimum Monthly Recurring Revenue

First Quarter 2013	$2,050,000

Second Quarter 2013	$2,100,000

Third Quarter 2013	$2,250,000

Fourth Quarter 2013	$2,500,000

First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:             $

Is Actual equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

II.	Minimum Cash Flow from Operations (Section 6.9(b))

Required: Borrower’s cash flow from operations, calculated in accordance with GAAP, measured on a cumulative quarterly basis for each year, shall not be less than the amounts shown below for the applicable period shown below:

Fiscal Quarter	Minimum Cash Flow from Operations

First and Second Quarter 2013	($3,816,000)

First, Second and Third Quarter 2013	($4,750,000)

Fiscal Year 2013	($4,250,000)

First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:

A.	Cash Flow from Operations in Q1 2013	$

B.	Cash Flow from Operations in Q2 2013	$

C.	Cash Flow from Operations in Q3 2013	$

D.	Cash Flow from Operations in Q4 2013	$

E.	Cumulative total Cash Flow from Operations for 2013 (Lines A+B+C+D, as applicable)	$

3

Is line E equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

III.	Maximum Capital Expenditures (Section 6.9(c))

Required:	Fiscal Year	Maximum Capital Expenditures
	2013	≤ $1,000,000
	2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:            $

Is Actual than or equal to maximum permitted amount?

No, not in compliance	Yes, in compliance

4

EXHIBIT C – LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS NOON PACIFIC TIME*

Fax To: (408) 785-0962	Date:

LOAN PAYMENT:
Xactly Corporation

From Account #	To Account
#
(Deposit Account #)	(Loan Account #)
Principal $	and/or Interest
$

Authorized Signature:	Phone Number:
Print Name/Title:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #	To Account #
(Loan Account #)	(Deposit Account #)
Amount of Advance $

All Borrower’s representations and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:
Print Name/Title:

OUTGOING WIRE REQUEST:
Complete only if all or a portion of funds from the loan advance above is to be wired.
Deadline for same day processing is noon, Pacific Time

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)
Intermediary Bank:	Transit (ABA) #:
For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: 2nd Signature (if required):
Print Name/Title:
Telephone #:

5

FIRST AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of February 15, 2013, by and between Silicon Valley Bank (“Bank”) and Xactly Corporation, a Delaware corporation, and Centive, Inc., a Delaware corporation (individually and collectively, jointly and severally, “Borrower”) whose address is 225 West Santa Clara Street, Suite 1200, San Jose, California 95113.

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 20, 2012 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) reset the financial covenants, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 3.2 (Conditions Precedent to all Credit Extensions). Sections 3.2(a) and (b) are amended by adding the phrase “and Borrowing Base Certificate” immediately after the words “Transaction Report”.

2.2 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(iv) is amended by adding the following to the end of that section:

provided that Borrower’s Compliance Certificate for December 2012 shall be due by no later than February 15, 2013;

1

2.3 Section 6.2 (Financial Statements, Reports, Certificates). A new Section 6.2(xii) is added to the Loan Agreement as follows:

(xii) within thirty (30) days after the end of each month and upon each request for an Advance, a Borrowing Base Certificate.

2.4 Section 6.9 (Financial Covenants). Section 6.9 is amended in its entirety and replaced with the following:

6.9 Financial Covenants.

Maintain each of the following, measured as of the last day of each fiscal quarter, on a consolidated basis with respect to Borrower:

(a) Minimum Monthly Recurring Revenue. Borrower’s Recurring Revenue shall not decline for any two consecutive months. In addition, measured at the last month of each fiscal quarter, Borrower’s Recurring Revenue shall not be less than the amounts shown below for the applicable periods shown below:

Fiscal Quarter	Minimum Monthly Recurring Revenue
First Quarter 2014	$2,550,000
Second Quarter 2014	$2,675,000
Third Quarter 2014	$2,900,000
Fourth Quarter 2014	$3,150,000

First Quarter 2015 and thereafter to be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

(b) Maximum Cumulative EBITDA Loss. Borrower’s EBITDA loss, measured on a cumulative year-to-date basis as of the last day of each fiscal quarter, shall not exceed:

Fiscal Quarter	Maximum Cumulative EBITDA Loss
First Quarter 2014	($3,300,000)
Q1 and Q2 2014	($6,050,000)
Q1, Q2 and Q3 2014	($7,750,000)
Fiscal Year 2014	($9,000,000)

First Quarter 2015 and thereafter to be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

(c) Maximum Capital Expenditures. Borrower shall not have Capital Expenditures in excess of One Million Dollars ($1,000,000) in aggregate during fiscal year 2014. Bank shall determine the maximum annual Capital Expenditures for fiscal year 2015 and thereafter based on receipt of Borrower’s projections in accordance with Section 6.2.

2

2.5 Section 13 (Definitions). The following terms and their respective definitions are added to Section 13.1, in appropriate alphabetical order, as follows:

“Borrowing Base Certificate” is that certain certificate in the form attached hereto as Exhibit D.

“EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) reasonable add-backs for non-cash items including, but not limited to, stock compensation.

“Interest Expense” means for any fiscal period, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).

“Net Income” means, as calculated on a consolidated basis with respect to Borrower for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower for such period taken as a single accounting period.

2.6 Exhibit B (Compliance Certificate). Exhibit B to the Loan Agreement is amended in its entirety and replaced with Exhibit B attached hereto.

2.7 Exhibit D (Borrowing Base Certificate). A new Exhibit D is added to the Loan Agreement in the form attached hereto as Exhibit D.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

4

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Xactly Corporation

By:	/s/ Reisa Babic	By:	/s/ Joseph C. Consul
Name:	Reisa Babic	Name:	Joseph C. Consul
Title:	VP	Title:	CFO

Centive, Inc.

		By:	/s/ L. Evan Ellis, Jr.
		Name:	L. Evan Ellis, Jr.
		Title:	COO

[Signature Page to First Amendment to

Amended and Restated Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: XACTLY CORPORATION

The undersigned authorized officer of Xactly Corporation (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending             with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required federal, state, material foreign and material local tax returns and reports, and Borrower has timely paid all federal, state, material foreign and material local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that the attached financial statements are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes and, that unaudited financial statements may be subject to normal adjustments and need not contain footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 270 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings; Deferred Revenue report	Monthly within 30 days	Yes No
Transaction Reports	Monthly within 30 days	Yes No
Annual Operating Budgets	FYE within 60 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain as indicated:
Minimum Monthly Recurring Revenue:
Has Recurring Revenue declined for two consecutive months?	Not permitted		Yes No
Recurring Revenue at last month of fiscal quarter:	_________*		Yes No
Minimum Cash Flow from Operations:
Minimum cash flow from operations (cumulative per below)	________**		Yes No
Maximum Capital Expenditures in FY2013	<________***		Yes No

*	Fiscal Quarter	Minimum Monthly Recurring Revenue
	First Quarter 2013	$2,050,000
	Second Quarter 2013	$2,100,000
	Third Quarter 2013	$2,250,000
	Fourth Quarter 2013	$2,500,000
	First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

**	Fiscal Quarter	Minimum Cash Flow from Operations
	First and Second Quarter 2013	($3,816,000)
	First, Second and Third Quarter 2013	($4,750,000)
	Fiscal Year 2013	($4,250,000)
	First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

***	Fiscal Year	Maximum Capital Expenditures
	2013	≤ $1,000,000
	2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

XACTLY CORPORATION	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I. Minimum Monthly Recurring Revenue (Section 6.9(a))

Required: Borrower’s Recurring Revenue shall not decline for any two consecutive months. In addition, measured at the last month of each fiscal quarter, Borrower’s Recurring Revenue shall not be less than the amounts shown below for the applicable periods shown below:

Fiscal Quarter	Minimum Monthly Recurring Revenue

First Quarter 2013	$2,050,000

Second Quarter 2013	$2,100,000

Third Quarter 2013	$2,250,000

Fourth Quarter 2013	$2,500,000

First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual: $

Is Actual equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

II. Minimum Cash Flow from Operations (Section 6.9(b))

Required: Borrower’s cash flow from operations, calculated in accordance with GAAP, measured on a cumulative quarterly basis for each year, shall not be less than the amounts shown below for the applicable period shown below:

Fiscal Quarter	Minimum Cash Flow from Operations

First and Second Quarter 2013	($3,816,000)

First, Second and Third Quarter 2013	($4,750,000)

Fiscal Year 2013	($4,250,000)

First Quarter 2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:

A. Cash Flow from Operations in Q1 2013	$

B. Cash Flow from Operations in Q2 2013	$

C. Cash Flow from Operations in Q3 2013	$

D. Cash Flow from Operations in Q4 2013	$

E. Cumulative total Cash Flow from Operations for 2013 (Lines A+B+C+D, as applicable)	$

Is line E equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

III. Maximum Capital Expenditures (Section 6.9(c))

Required:	Fiscal Year	Maximum Capital Expenditures
	2013	≤ $1,000,000
	2014 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:         $

Is Actual than or equal to maximum permitted amount?

No, not in compliance	Yes, in compliance

EXHIBIT D - BORROWING BASE CERTIFICATE

Borrower: XACTLY CORPORATION

Lender: Silicon Valley Bank

Commitment Amount: $5,000,000 to $7,000,000, subject to conditions

ACCOUNTS RECEIVABLE:
1 Accounts Receivable (invoiced) Book Value as of

2 Additions (please explain on reverse)	$—

3 TOTAL ACCOUNTS RECEIVABLE	$—

ACCOUNTS RECEIVABLE Deduction (without duplication)
4 Amount over 150 days due

5 Remaining balance of Accounts over 150 days where 50% or more not paid with 150 Days	$—

6 Foreign Accounts	$—

7 Foreign Invoiced Accounts

8 Contra/Customer Deposit Accounts	$—

9 Intercompany/Employee Accounts	$—

10 Credit balances over 90 days	$—

11 Concentration Limits (more that 25% to an Account Debtor)	$—

12 U.S. Governmental Accounts	$—

13 Promotion or Demo Accounts: Guaranteed Sale or Consignment Sale Accounts	$—

14 Accounts with Progress/Milestone/Pre-billings; Contract Accounts	$—

15 Accounts for Retainage Billings	$—

16 Trust Accounts	$—

17 Bill and Hold Accounts	$—

18 Unbilled Accounts	$—

19 Non-Trade Accounts	$—

20 Accounts with Extended Term Invoices	$—

21 Accounts subject to Chargebacks	$—

22 Disputed Accounts	$—

23 Other (please explain on reverse)	$—

24 Balance of Accounts between 120 and 150 days in excess of 25% of Revolving Line Outstanding Balance	$—

25 TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$—

26 Eligible Accounts (#3 minus #25)	$—

27 ELIGIBLE AMOUNT OF ACCOUNTS (80% OF #26)	$—

INVENTORY N/A
28 N/A

29 N/A

BALANCES
30 Maximum Loan Amount	$7,000,000

31 Total Funds Available [Lesser of # 30 or #27]	$—

32 Present balance owing on Revolving Line	$—

33 N/A

34 RESERVE POSITION (#30 MINUS #32)	$—

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank

COMMENTS:		BANK USE ONLY

Received by:
By:			AUTHORIZED SIGNER
	Authorized Signer	Date:

Verified:
AUTHORIZED SIGNER

Date:
Date:		Compliance Status: Yes No

[Continued on following page.]

CONSENT AND SECOND AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Consent and Second Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of May 31, 2013, by and between Silicon Valley Bank (“Bank”) and Xactly Corporation, a Delaware corporation, and Centive, Inc., a Delaware corporation (individually and collectively, jointly and severally, “Borrower”) whose address is 225 West Santa Clara Street, Suite 1200, San Jose, California 95113.

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 20, 2012, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of February 15, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) decrease the amount available to be borrowed under the Revolving Line, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Borrower has requested that Bank consent to the incurrence of debt in the aggregate principal amount of up to $12,000,000 (the “Wellington Loan”) from WF Fund IV Limited Partnership (c/o/b/ as Wellington Financial LP and Wellington Financial Fund IV), which such Wellington Loan shall be secured by a subordinate security interest in substantially all of each Borrower’s assets pursuant to a loan and security agreement and a secured guaranty (such security interests are hereafter called the “Wellington Liens”)

E. Bank has agreed to so amend certain provisions of the Loan Agreement and consent to the Wellington Loan and the Wellington Liens, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

1

2. Amendments to Loan Agreement.

2.1 Section 2.4 (Fees). Section 2.4(a) is amended in its entirety and replaced with the following:

(a) Commitment Fee. A fully earned, non refundable commitment fee of Twenty-Five Thousand Dollars ($25,000) on the Effective Date; and an additional fully earned, non refundable renewal fee of Eighteen Thousand Dollars ($18,000) on the first anniversary of the Effective Date;

2.2 Section 13 (Definitions). The following term and its definition set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Revolving Line” is an Advance or Advances in an amount not to exceed Five Million Dollars ($5,000,000) outstanding at any time.

2.3 Exhibit D (Borrowing Base Certificate). Exhibit D to the Loan Agreement is amended in its entirety and replaced with Exhibit D attached hereto.

3. Limitation of Amendments and Consent.

3.1 The amendments set forth in Section 2 above, and the consent set forth in Section 4 below, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Consent. Bank hereby consents to (a) the incurrence of the Wellington Loan and agrees that the Wellington Loan shall be considered Permitted Indebtedness and shall not, in and of itself, constitute an “Event of Default” under Section 7.4 of the Loan Agreement; and (b) the Wellington Liens and agrees that the Wellington Liens shall be considered Permitted Liens and shall not, in and of iteself, constitute an “Event of Default” under Section 7.5 of the Loan Agreement.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

2

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Xactly Corporation

By:	/s/ Reisa Babic	By:	/s/ Joseph C. Consul
Name:	Reisa Babic	Name:	Joseph C. Consul
Title:	VP	Title:	CFO

Centive, Inc.

		By:	/s/ L. Evan Ellis, Jr.
		Name:	L. Evan Ellis, Jr.
		Title:	COO

[Signature Page to Consent and Second Amendment to

Amended and Restated Loan and Security Agreement]

EXHIBIT D

BORROWING BASE CERTIFICATE

Xactly

Borrowing Base Eligibility DATE:

CMRR		* Add Recurring Revenue ONLY for trailing Quarter and divide by 3. Example based on average, eligible Q2’12 revenue figures.
RRL Borrowing Base	$—	* CMRR multiplied by Effective Advance Rate
RRL Outstanding
$—
Net Availability	$—	* RRL availability = CMRR multiplied by Effective Advance Rate, minus current outstanding RRL balance. $7,000,000 maximum availability on RRL line.

3 month average churn		* Trailing 3 month average churn
Advance Rate	300%
Effective Advance Rate	300%	* Annualized churn rate minus 1 multiplied by Advance Rate

Going forward, please complete this form by updating the highlighted cells and include it with the monthly reporting package.

Customer Summary
Customer Count
CMRR	$—
Total Subs
ARPS	0

THIRD AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of August 7, 2013, by and between Silicon Valley Bank (“Bank”) and Xactly Corporation, a Delaware corporation, and Centive, Inc., a Delaware corporation (individually and collectively, jointly and severally, “Borrower”) whose address is 225 West Santa Clara Street, Suite 1200, San Jose, California 95113.

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 20, 2012, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of February 15, 2013, and that certain Consent and Second Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of May 31, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) modify the financial covenants, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.9 (Financial Covenants). Section 6.9(b) and (c) are amended in their entirety and replaced with the following:

(b) [Reserved]

1

(c) Maximum Capital Expenditures. Borrower shall not have Capital Expenditures in excess of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate during fiscal year 2014, and (ii) One Million Dollars ($1,000,000) in the aggregate during fiscal year 2015 and each fiscal year thereafter.

2.2 Exhibit B (Compliance Certificate). Exhibit B to the Loan Agreement is amended in its entirety and replaced with Exhibit B attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

2

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Xactly Corporation

By:	/s/ Reisa Babic	By:	/s/ Joseph Consul

Name:	Reisa Babic	Name:	Joseph Consul

Title:	VP	Title:	CFO

Centive, Inc.

		By:	/s/ L. Evan Ellis, Jr.
		Name:	L. Evan Ellis, Jr.
		Title:	COO

[Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	XACTLY CORPORATION and CENTIVE, INC.

The undersigned authorized officer of Xactly Corporation, on behalf of Xactly Corporation and Centive, Inc. (individually and collectively, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending             with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required federal, state, material foreign and material local tax returns and reports, and Borrower has timely paid all federal, state, material foreign and material local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that the attached financial statements are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes and, that unaudited financial statements may be subject to normal adjustments and need not contain footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days (Dec 2012 CC due by 2/15/13)	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 270 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings; Deferred Revenue report	Monthly within 30 days	Yes No
Transaction Reports; Borrowing Base Certificate	Monthly within 30 days and with each Advance request	Yes No
Annual Operating Budgets	FYE within 60 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain as indicated:
Minimum Monthly Recurring Revenue:
Has Recurring Revenue declined for two consecutive months?	Not permitted		Yes No
Recurring Revenue at last month of fiscal quarter:	*	$	Yes No
Maximum Capital Expenditures:	< **	$	Yes No

*	Fiscal Quarter	Minimum Monthly Recurring Revenue

	First Quarter 2014	$2,550,000
	Second Quarter 2014	$2,675,000
	Third Quarter 2014	$2,900,000
	Fourth Quarter 2014	$3,150,000
	First Quarter 2015 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.
**	Fiscal Year	Maximum Capital Expenditures
	2014	< $2,500,000
	2015 and thereafter	< $1,000,000

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

XACTLY CORPORATION, on behalf of itself and all Borrowers	BANK USE ONLY

Received by:

By:	Date:
Name:
Title:	Verified:

Date:

Compliance Status: Yes N

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Minimum Monthly Recurring Revenue (Section 6.9(a))

Required: Borrower’s Recurring Revenue shall not decline for any two consecutive months. In addition, measured at the last month of each fiscal quarter, Borrower’s Recurring Revenue shall not be less than the amounts shown below for the applicable periods shown below:

Fiscal Quarter	Minimum Monthly Recurring Revenue
First Quarter 2014	$2,550,000
Second Quarter 2014	$2,675,000
Third Quarter 2014	$2,900,000
Fourth Quarter 2014	$3,150,000
First Quarter 2015 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:	$

Is Actual equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

II.	Maximum Capital Expenditures (Section 6.9(c))

Required:	Fiscal Year	Maximum Capital Expenditures
	2014	< $2,500,000
	2015 and thereafter	< $1,000,000

Actual:	$

Is Actual less than or equal to maximum permitted amount?

No, not in compliance	Yes, in compliance

FOURTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of January 29, 2014, by and between Silicon Valley Bank (“Bank”) and Xactly Corporation, a Delaware corporation, and Centive, Inc., a Delaware corporation (individually and collectively, jointly and severally, “Borrower”) whose address is 225 West Santa Clara Street, Suite 1200, San Jose, California 95113.

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 20, 2012, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of February 15, 2013, that certain Consent and Second Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of May 31, 2013, and that certain Third Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of August 7, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) increase the amount available to be borrowed under the Revolving Line, (ii) extend the maturity date, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

1

2. Amendments to Loan Agreement.

2.1 Section 2.3 (Payment of Interest on the Credit Extensions). A new Section 2.3(h) is added to the Loan Agreement as follows:

(h) Minimum Interest. In the event the aggregate amount of interest earned by Bank under the Revolving Line in any quarter (such period, the “Minimum Interest Period,” which period shall begin on the Fourth Amendment Effective Date and continue with each quarter thereafter until the earlier of the Revolving Line Maturity Date or the date this Agreement is terminated) is less than Twenty-Seven Thousand Five Hundred Dollars ($27,500) (exclusive of any collateral monitoring fees, unused line fees, or any other fees and charges hereunder) (“Minimum Interest”), Borrower shall pay to Bank, upon demand by Bank, an amount equal to the (i) Minimum Interest minus (ii) the aggregate amount of all interest earned by Bank under the Revolving Line (exclusive of any collateral monitoring fees, unused line fees, or any other fees and charges hereunder) in such Minimum Interest Period; provided that for the Minimum Interest Period beginning on the Fourth Amendment Effective Date and ending on March 31, 2014, the Minimum Interest shall be adjusted pro rata for the actual number of days elapsed during such period. Borrower shall not be entitled to any credit, rebate, or repayment of any Minimum Interest pursuant to this Section 2.3(h) notwithstanding any termination of this Agreement or the suspension or termination of Bank’s obligation to make loans and advances hereunder. Bank may deduct amounts owing by Borrower under this Section 2.3(h) pursuant to the terms of Section 2.3(e). Bank shall provide Borrower written notice of deductions made from the Designated Deposit Account pursuant to the terms of this Section 2.3(h).

2.2 Section 2.4 (Fees). Section 2.4(a) is amended by adding the following at the end thereof:

“and an additional fully earned, non-refundable renewal fee of Twenty-Five Thousand Dollars ($25,000) on August 20, 2014;”

2.3 Section 6.2 (Financial Statements, Reports, Certificates). Sections 6.2(v) and (vii) are amended in their entirety and replaced with the following:

(v) within forty-five (45) days after the end of each fiscal year of Borrower, or more frequently as updated, annual operating budgets (including income statements, balance sheets and cash flow statements, by quarter) for the upcoming fiscal year of Borrower, as approved by Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual operating budgets;

(vii) prior to the effective date of the initial registration statement covering a public offering of Borrower’s securities, as soon as available, and in any event within one hundred eighty (180) days following the end of Borrower’s fiscal year, annual audited financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank;

2

2.4 Section 6.9 (Financial Covenants). Sections 6.9(b) and (c) are amended in their entirety and replaced with the following:

(b) Maximum Cumulative EBITDA Loss. Borrower’s EBITDA loss, measured on a cumulative year-to-date basis as of the last day of each fiscal quarter, shall not exceed:

Fiscal Quarter	Maximum Cumulative EBITDA Loss

First Quarter 2014	($4,000,000)

Q1 and Q2 2014	($8,350,000)

Q1, Q2 and Q3 2014	($12,000,000)

Fiscal Year 2014	($14,000,000)

First Quarter 2015 and thereafter to be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

(c) Maximum Capital Expenditures. Borrower shall not have Capital Expenditures in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate during each of fiscal year 2014 and fiscal year 2015. Bank shall determine the maximum annual Capital Expenditures for fiscal year 2016 and thereafter based on receipt of Borrower’s projections in accordance with Section 6.2.

2.5 Section 13 (Definitions). The paragraph immediately following the definition of “Recurring Revenue” in Section 13.1 is amended in its entirety and replaced with the following:

For example, if Borrower’s Lost Revenue Percentage (on a trailing three-month basis) is 3.5%, the Churn Rate would be .14 (i.e. 4 x .035). The Annualized Revenue Retention Percentage would be 86% (i.e. 1 - .14) and the Advance Rate would be 2.58 (i.e. 3 x .86). Using this formula, if Borrower had CMRR of $2,268,000, Borrower would have borrowing capacity, subject to the other terms and conditions in this Agreement, of $5,851,440 (i.e. $2,268,000 x 2.58).

2.6 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Advance Rate” is the product of three (3) multiplied by the Annualized Revenue Retention Percentage. The Advance Rate shall be calculated by Bank based on information provided by Borrower and acceptable to Bank, in its reasonable discretion, monthly, on the last day of each month, or such earlier time as Bank may determine necessary, in its sole discretion in the event that Borrower is not in complete compliance with this Agreement and/or is in violation of any financial covenant contained herein.

3

“Churn Rate” is, as of any date of determination, the Lost Revenue Percentage multiplied by four (4).

“CMRR” is, the monthly Recurring Revenue of Borrower from Eligible Customer Accounts for the month most recently ended as of any date of determination, determined in accordance with GAAP.

“Early Termination Fee Amount” shall be an amount equal to one percent (1.00%) of the Revolving Line.

“EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) reasonable add-backs for non-cash items including, but not limited to, stock compensation, plus (f) one-time expenses incurred in connection with an initial public offering of Borrower’s stock.

“Revolving Line” is an Advance or Advances in an amount not to exceed Eight Million Dollars ($8,000,000) outstanding at any time.

“Revolving Line Maturity Date” is August 20, 2015.

2.7 Section 13 (Definitions). The following terms and their respective definitions are added to Section 13.1, in appropriate alphabetical order, as follows:

“Annualized Revenue Retention Percentage” is, for any period of measurement as of any date of determination, one hundred percent (100%) minus the Churn Rate.

“Fourth Amendment Effective Date” is January     , 2014.

“Lost Revenue” is, for any period as at any date of determination, the total CMRR from Eligible Customer Accounts that were lost during such period.

“Lost Revenue Percentage” is, measured on a trailing three (3) month basis ending as of any date of determination, (i) (A) the Lost Revenue on such date of determination, divided by (B) the total CMRR for such trailing three (3) month period.

“Minimum Interest” is defined in Section 2.3(h).

“Minimum Interest Period” is defined in Section 2.3(h).

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2.8 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are deleted in their entirety:

“ARPU”

“Customer Retention Percentage”

“Existing Customer Accounts”

“Lost Customer Account Percentage”

“Lost Customer Accounts”

“New Customer Accounts”

2.9 Exhibit B (Compliance Certificate). Exhibit B to the Loan Agreement is amended in its entirety and replaced with Exhibit B attached hereto.

2.10 Exhibit D (Borrowing Base Certificate). Exhibit D to the Loan Agreement is amended in its entirety and replaced with Exhibit D attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Xactly Corporation

By:	/s/ Reisa Babic	By:	/s/ Joseph C. Consul
Name:	Reisa Babic	Name:	Joseph C. Consul
Title:	VP	Title:	CFO

Centive, Inc.

		By:	/s/ L. Evan Ellis
		Name:	L. Evan Ellis
		Title:	COO

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	XACTLY CORPORATION and CENTIVE, INC.

The undersigned authorized officer of Xactly Corporation, on behalf of Xactly Corporation and Centive, Inc. (individually and collectively, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending             with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required federal, state, material foreign and material local tax returns and reports, and Borrower has timely paid all federal, state, material foreign and material local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that the attached financial statements are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes and, that unaudited financial statements may be subject to normal adjustments and need not contain footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

A/R & A/P Agings; Deferred Revenue report	Monthly within 30 days	Yes No

Transaction Reports; Borrowing Base Certificate	Monthly within 30 days and with each Advance request	Yes No

Annual Operating Budgets	FYE within 45 days (or more frequently as update)	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain as indicated:

Minimum Monthly Recurring Revenue:

Has Recurring Revenue declined for two consecutive months?	Not permitted		Yes No

Recurring Revenue at last month of fiscal quarter:	*	$	Yes No

Maximum Cumulative EBITDA Loss:

Maximum Cumulative (YTD) EBITDA Loss as of end of each fiscal quarter:	**	$	Yes No

Maximum Capital Expenditures:	< ***	$	Yes No

*	Fiscal Quarter	Minimum Monthly Recurring Revenue
	First Quarter 2014	$2,550,000
	Second Quarter 2014	$2,675,000
	Third Quarter 2014	$2,900,000
	Fourth Quarter 2014	$3,150,000
	First Quarter 2015 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

**	Fiscal Quarter	Maximum Cumulative EBITDA Loss
	First Quarter 2014	($4,000,000)
	Q1 and Q2 2014	($8,350,000)
	Q1, Q2 and Q3 2014	($12,000,000)
	Fiscal Year 2014	($14,000,000)
	First Quarter 2015 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

***	Fiscal Year	Maximum Capital Expenditures
	2014	≤ $2,500,000
	2015	≤ $2,500,000
	2016 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

XACTLY CORPORATION, on behalf of itself and all Borrowers	BANK USE ONLY

Received by:
AUTHORIZED SIGNER
By:	Date:
Name:
Title:	Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Minimum Monthly Recurring Revenue (Section 6.9(a))

Required: Borrower’s Recurring Revenue shall not decline for any two consecutive months. In addition, measured at the last month of each fiscal quarter, Borrower’s Recurring Revenue shall not be less than the amounts shown below for the applicable periods shown below:

Fiscal Quarter	Minimum Monthly Recurring Revenue

First Quarter 2014	$2,550,000

Second Quarter 2014	$2,675,000

Third Quarter 2014	$2,900,000

Fourth Quarter 2014	$3,150,000

First Quarter 2015 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:            $

Is Actual equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

II.	Maximum Cumulative EBITDA Loss (Section 6.9(b))

Required:	Borrower’s EBITDA loss, measured on a cumulative year-to-date basis as of the last day of each fiscal quarter, shall not exceed:

Fiscal Quarter	Maximum Cumulative EBITDA Loss

First Quarter 2014	($4,000,000)

Q1 and Q2 2014	($8,350,000)

Q1, Q2 and Q3 2014	($12,000,000)

Fiscal Year 2014	($14,000,000)

First Quarter 2015 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:            $

A.	Net Income of Borrower on a year-to-date basis	$

B.	To the extent included in the determination of Net Income

	1. The provision for income taxes	$

	2. Depreciation expense	$

	3. Amortization expense	$

	4. Net Interest Expense	$

	5. Reasonable add-backs for non-cash items including, but not limited to, stock compensation	$

	6. One-time expenses incurred in connection with an IPO of Borrower’s stock	$

	7. The sum of lines 1 through 6	$

C.	EBITDA (line A plus line B.7)	$

Is line C equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

III.	Maximum Capital Expenditures (Section 6.9(c))

Required:	Fiscal Year	Maximum Capital Expenditures
	2014	≤ $2,500,000
	2015	≤ $2,500,000
	2016 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:            $

Is Actual less than or equal to maximum permitted amount?

No, not in compliance	Yes, in compliance

EXHIBIT D

BORROWING BASE CERTIFICATE

Xactly

Borrowing Base Eligibility DATE:

CMRR		* Add Recurring Revenue ONLY for trailing Quarter and divide by 3. Example based on average, eligible Q2’12 revenue figures.
RRL Borrowing Base	$—	* CMRR multiplied by Effective Advance Rate
RRL Outstanding
	$—
Net Availability	$—	* RRL availability = CMRR multiplied by Effective Advance Rate, minus current outstanding RRL balance. $5,000,000 maximum availability on RRL line.

3 month average churn		* Trailing 3 month average churn
Advance Rate	300%
Effective Advance Rate	300%	* Annualized churn rate minus 1 multiplied by Advance Rate

Customer Summary
Customer Count
CMRR	$—
Total Subs
ARPS

By:
Name:
Date: